Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
June 30, 1999



Expected B Maturity 2/17/2004


Blended Coupon 5.2589%


Excess Protection Level
3 Month Average   5.42%
June, 1999   5.11%
May, 1999   7.55%
April, 1999   3.61%


Cash Yield17.44%


Investor Charge Offs 5.06%


Base Rate 7.26%


Over 30 Day Delinquency 4.82%


Seller's Interest11.01%


Total Payment Rate13.71%


Total Principal Balance$44,380,968,357.42


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,888,448,838.93